UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2014

Artec Global Media, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-186732	99-0381772
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

249 South Highway 101, #324, Solana Beach, CA 92075

(Address of principal executive offices) (Zip Code)

(844) 505-2285

(Registrant’s telephone number, including area code)

1000 E William Street, Suite 204, Carson City, NV 89701

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

LG Capital Funding Financing

On January 30, 2015, the Company received net proceeds of $50,000 (less $2,625 original issue discount and less $2,500 in legal fees) and issued to LG Capital Funding, LLC (the "LG") a face amount $55,125, 8% Convertible Redeemable Note (the “LG Note”) pursuant to a Securities Purchase Agreement (the "SPA") dated October 30, 2014. Under the SPA, LG will provide $165,375 in three equal payments of $55,125 and evidenced by a convertible promissory note on each of October 31, 2014, January 29, 2015 and a date to be determined. The LG Note matures on January 30, 2016, accrues interest of 8% and is convertible into shares of common stock any time 180 days after January 30, 2015, beginning on July 29, 2015 at a conversion price equal to 65% of the lowest closing bid price as quoted on a national exchange for ten prior trading days including the date on which the Notice of Conversion is received by the Company. In no event shall LG effect a conversion if such conversion results in Lender beneficially owning in excess of 9.9% of the outstanding common stock of the Company. Accrued interest shall be paid in shares of common stock at any time at the discretion of the LG pursuant to the conversion terms above. The LG Note may be prepaid with the following penalties: (i) if the LG Note is prepaid within 90 days of the issuance date, then 115% of the face amount plus any accrued interest; (ii) if the LG Note is prepaid within 91 -180 days of the issuance date, then 135% of the face amount plus any accrued interest. The LG Note may not be prepaid after the 180th day.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated there under since, among other things, the transaction did not involve a public offering, LG is an accredited investor. LG took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

The foregoing description of the Securities Purchase Agreement and the LG Note do not purport to be complete, and are qualified in their entirety by reference to each such document, filed as Exhibits 10.4 and 4.3, respectively, and incorporated herein by reference.

Typenex Financing

On January 7, 2015 (the “Effective Date”) Artec Global Media, Inc. (the “Company”) entered into a Securities Purchase Agreement with Typenex Co-Investment, LLC ("Typenex"), for the sale of a 10% convertible note in the principal amount of $225,000 (which includes Typenex legal expenses in the amount of $5,000 and a $20,000 original issue discount) (the “Typenex Note”) for $200,000, consisting of $75,000 paid in cash at closing and five secured promissory notes, aggregating $125,000, bearing interest at the rate of 8% per annum, each note maturing in seventeen months from January 7, 2015 (the “Investor Notes”). The Investor Notes may be prepaid, without penalty, all or portion of the outstanding balance along with accrued but unpaid interest at any time prior to maturity. We have no obligation to pay Typenex any amounts on the unfunded portion of the Typenex Note.

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The Typenex Note bears interest at the rate of 10% per annum. All interest and principal must be repaid on June 7, 2016. The Typenex Note is convertible into common stock, at Typenex’s option, at the lesser of (i) $5.00, and (ii) 70% (the “Conversion Factor”) of the average of the three (3) lowest Closing Bid Prices in the twenty (20) Trading Days immediately preceding the applicable Conversion, provided that if at any time the average of the three (3) lowest Closing Bid Prices in the twenty (20) Trading Days immediately preceding any date of measurement is below $2.50, then in such event the then-current Conversion Factor shall be reduced to 65% for all future Conversions, subject to other reductions set forth in the Typenex Note, a copy of which is filed as an exhibit hereto. In the event the Company elects to prepay all or any portion of the Typenex Note, the Company is required to pay to Typenex an amount in cash equal to 125% multiplied by the sum of all principal, interest and any other amounts owing. The Note is secured by all of the assets of the Company and includes customary event of default provisions.

Typenex has agreed to restrict its ability to convert the Typenex Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. The Typenex Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of the Company. The Note also provides for penalties and rescission rights if we do not deliver shares of our common stock upon conversion within the required timeframes.

Additionally, the Company granted Typenex six warrants, corresponding to the delivery of six tranches of cash funds, to purchase shares of the Company’s common stock, $0.001 par value (the “Common Stock”). The first warrant will entitle the holder to purchase a number of shares equal to $43,750 divided by the closing price on the date the warrants are issued, as such number may be adjusted from time to time pursuant to the terms of the Typenex Note, and the remaining warrants will entitle the holder to purchase a number of shares equal to $13,750 divided by the closing price on the date the warrants are issued, as adjusted. The warrants are exercisable for five years at $5.00 per share subject to certain anti-dilution provisions set forth in the warrants, a copy of which is attached as an exhibit hereto. Each warrant is not exercisable until each corresponding tranche is funded.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated there under since, among other things, the transaction did not involve a public offering, Typenex is an accredited investor. Typenex took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

The foregoing description of the Securities Purchase Agreement, Security Agreement, Investor Note the Typenex Note and the Warrant do not purport to be complete, and are qualified in their entirety by reference to each such document, filed as Exhibits 10.1, 10.2, 10.3, 4.1 and 4.2, respectively, and incorporated herein by reference.

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Vista Capital Financing

On December 4, 2014 (the “Closing Date”), the Company issued to Vista Capital Investments, LLC (“Vista”) a Convertible Note (the “Vista Note”) in the aggregate principal amount of $250,000. Under the Vista Note, Vista will advance $35,000 in net consideration on the Closing Date and various amounts up to $250,000 in their sole discresion. Each advance of consideration matures two years from the date of advance, includes a 10% original issue discount and a one-time interest charge of 12%. Vista may convert, at their discretion, any or all of the outstanding principle and interest at any time from the date of each advance into shares of common stock at a conversion price equal to 60% of the lowest trade price in the 25 trading days previous to the conversion. Unless otherwise agreed in writing by both parties, at no time will Vista convert any amount of the Vista Note into common stock that would result in the Vista owning more than 4.99% of the common stock outstanding.

The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated there under since, among other things, the transaction did not involve a public offering, Vista is an accredited investor. Vista took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

The foregoing description of the convertible note does not purport to be complete, and is qualified in its entirety by reference to such document, filed as Exhibit 4.4 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

4.1	Typenex - Secured Convertible Promissory Note dated January 7, 2015, issued to Typenex Co-Investment, LLC
4.2	Typenex - Warrant #1 to Purchase Shares of Common Stock dated January 7, 2015, issued to Typenex Co-Investment, LLC
4.3	Convertible Redeemable Note, dated January 30, 2015, issued to LG Capital Funding, LLC
4.4	Convertible Note, dated December 4, 2014, issued to Vista Capital Investments, LLC
10.1	Typenex - Securities Purchase Agreement, dated as of January 7, 2015, by and between Typenex Co-Investment, LLC and Artec Global Media, Inc.
10.2	Typenex - Security Agreement, dated as of January 7, 2015, by and between Typenex Co-Investment, LLC and Artec Global Media, Inc.
10.3	Typenex - Investor Note #1
10.4

Securities Purchase Agreement, dated as of October 30, 2014, by and between LG Capital Funding, LLC and Artec Global Media, Inc. (Incorporated by reference to exhibit 10.1 filed as part of the report on Form 10-Q filed by Artec Global Media, Inc. on December 16, 2014)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artec Global Media, Inc.

Dated: February 5, 2015	By:	/s/ Caleb Wickman
Caleb Wickman
Chief Executive Officer

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